UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 14, 2026

LAKELAND FINANCIAL CORPORATION
(Exact name of Registrant as specified in its charter)

Indiana	0-11487	35-1559596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

202 East Center Street,
Warsaw	,	Indiana	46580
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (574) 267-6144

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	LKFN	The Nasdaq Stock Market, LLC

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (s230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (s240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 15, 2026, Lakeland Financial Corporation (the "Company") announced that Donald J. Robinson-Day, age 48, was appointed an Executive Vice President and the Chief Credit Officer of the Company and Lake City Bank (the "Bank"), the Company's wholly owned subsidiary, effective January 14, 2026. Mr. Robinson-Gay joined the Bank in 2018 as Vice President and Credit Administration Officer with responsibility for the Bank’s Fort Wayne and Warsaw markets. On July 14, 2020, Mr. Robinson-Gay was promoted to Senior Vice President and Regional Credit Officer and was most recently promoted to lead the Credit division as Senior Vice President and Chief Credit Officer on January 30, 2023. In compensation for his service, Mr. Robinson-Gay will receive an annual salary and shall be entitled to participate in all compensation and benefit plans available to the executive officers of the Company and the Bank pursuant to the terms of such plans.

In connection with his appointment, on January 14, 2026, the Company entered into a Change in Control Agreement with Mr. Robinson-Gay in the form previously entered into with certain of the Company's named executive officers, a copy of which is filed herewith as Exhibit 10.1, and a summary of which is included in the Company's definitive proxy statement for the Company's 2025 annual meeting of shareholders, filed with the Security and Exchange Commission on February 27, 2025, which summary is incorporated by reference herein. The summary is qualified in its entirety by reference to the form of Change in Control Agreement, which is incorporated by reference.

The press release relating to Mr. Robinson-Gay’s appointment issued on January 15, 2026, is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(d)Exhibits

10.1 Form of Change in Control Agreement (incorporated by reference to Exhibit 10.1 of the Company's Current Report on Form 8-K, filed with the Securities and Exchange Commission on March 2, 2016)

99.1 Press Release issued by Lakeland Financial Corporation and Lake City Bank on January 15, 2026

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKELAND FINANCIAL CORPORATION

Dated: January 15, 2026	By:	/s/ Lisa M. O’Neill
Lisa M. O’Neill
Executive Vice President
and Chief Financial Officer